Filed Pursuant to Rule 497
File No. 333-175654

FS INVESTMENT CORPORATION II

Supplement dated September 3, 2013

to

Prospectus dated May 14, 2013

This supplement contains information which amends, supplements or modifies certain information contained in the Prospectus of FS Investment Corporation II, dated May 14, 2013, as previously supplemented and amended (as so supplemented and amended, the “Prospectus”).

You should carefully consider the “Risk Factors” beginning on page 34 of the Prospectus before you decide to invest in shares of our common stock.

Transition to Weekly Share Closings

We currently accept subscriptions on a continuous basis and issue shares of our common stock at semi-monthly closings. On or about September 11, 2013, we intend to transition from semi-monthly closings to weekly closings for the sale of shares in this offering. Accordingly, following such date, we intend to accept subscriptions each Wednesday or, if such date is not a business day, the immediately following business day. Shares issued pursuant to our distribution reinvestment plan typically will be issued on the same date that we hold our last weekly closing within a month. In addition, in months in which we repurchase shares, we expect to conduct repurchases on the same date that we hold our first weekly closing in such month for the sale of shares in this offering.

Distributions

Subject to our board of directors’ discretion and applicable legal restrictions, we currently authorize and declare ordinary cash distributions on either a semi-monthly or monthly basis and pay such distributions on a monthly basis. In connection with our intended transition from semi-monthly closings to weekly closings for the sale of shares in this offering, we intend to authorize and declare ordinary cash distributions on a weekly basis, while continuing to pay such distributions on a monthly basis.